Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is made as of January 15, 2016 (the “Effective Date”) by and among INTREPID POTASH, INC. (the “Borrower”), each of the Lenders party hereto and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of August 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Required Lenders and the Administrative Agent hereby agree as follows.

ARTICLE I - AMENDMENTS

Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:

1.1                               The following new defined term is inserted alphabetically into Section 1.01 of the Credit Agreement:

“Unrestricted Cash” means, as of any date of determination, that portion of the Borrower’s and its Subsidiaries’ aggregate cash and Cash Equivalent Investments that is not encumbered by or subject to any Lien (including, without limitation, any Lien permitted hereunder, other than (a) Liens, if any, securing any Obligations and (b) bankers’ liens), setoff (other than ordinary course setoff rights of a depository bank arising under a bank depository agreement for customary fees, charges and other account-related expenses due to such depository bank thereunder), counterclaim, recoupment, defense or other right in favor of any Person.

1.2                               The definition of “Consolidated Maintenance Capital Expenditures” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

“Consolidated Maintenance Capital Expenditures” means, with reference to any period, the maintenance Capital Expenditures of the Borrower and its Subsidiaries calculated on a consolidated basis for such period, which, for purposes of any calculation under Section 6.21(a), shall equal $20,000,000 per any four fiscal quarter period.

1.3                               The definition of “Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

“Leverage Ratio” means, as of any date of calculation, the ratio of (i) the excess of Consolidated Funded Indebtedness outstanding on such date over Unrestricted Cash on such date in an amount not to exceed $75,000,000 to (ii) Consolidated EBITDA for the Borrower’s then most-recently ended four fiscal quarters for which financial statements have been delivered pursuant to Section 6.1.

ARTICLE II- REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants as follows:

2.1                               This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

2.2                               As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof, except in each case to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

ARTICLE III- CONDITIONS PRECEDENT

This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to:

1.              The Administrative Agent’s receipt of counterparts of (i) this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders and (ii) a Consent and Reaffirmation in the form of Annex A hereto duly executed by each Guarantor.

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2.          Payment of all fees and expenses then due and payable by the Borrower pursuant to Section 4.1 below to the extent invoiced or pursuant to that certain Amendment No. 3 Fee Letter between the Borrower and the Administrative Agent.

ARTICLE IV- GENERAL

4.1                               Expenses.  The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable and documented third party out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

4.2                               Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging methods shall be effective as delivery of a manually executed counterpart of this Amendment.

4.3                               Severability.  Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

4.4                               Governing Law.  This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of Colorado, but giving effect to federal laws applicable to national banks.

4.5                               Successors; Enforceability.  The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

4.6                               Reference to and Effect on the Credit Agreement.

a.                                      Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

b.                                      Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.

c.                                       The execution, delivery and effectiveness of this Amendment shall not

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operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4.7                               Headings.  Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

(signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

INTREPID POTASH, INC.

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

Signature Page to

Amendment No. 3 to

Intrepid Potash Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent

By:	/s/ John C. Springer
Name:	John C. Springer
Title:	Vice President

Signature Page to

Amendment No. 3 to

Intrepid Potash Credit Agreement

WELLS FARGO BANK, NA., as a Lender

By:	/s/ Jason Powers
Name:	Jason Powers
Title:	Vice President

Signature Page to

Amendment No. 3 to

Intrepid Potash Credit Agreement

BANK OF MONTREAL, as a Lender

By:	/s/ Lindsay Giometti
Name:	Lindsay Giometti
Title:	Vice President

Signature Page to

Amendment No. 3 to

Intrepid Potash Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Martha Carpenter Smith
Name:	Martha Carpenter Smith
Title:	SVP

Signature Page to

Amendment No. 3 to

Intrepid Potash Credit Agreement

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Bruce B Fortner
Name:	Bruce B Fortner
Title:	Vice President

Signature Page to

Amendment No. 3 to

Intrepid Potash Credit Agreement

UNITED FCS PCA D/B/A FCS COMMERCIAL FINANCE GROUP, as a Lender

By:	/s/ Jeremy Voigts
Name:	Jeremy Voigts
Title:	Vice President

Signature Page to

Amendment No. 3 to

Intrepid Potash Credit Agreement

BANK OF THE WEST, as a Lender

By:	/s/ Stanley J. Adelstein
Name:	Stanley J. Adelstein
Title:	Vice President

Signature Page to

Amendment No. 3 to

Intrepid Potash Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Laura Woodward
Name:	Laura Woodward
Title:	Officer

Signature Page to

Amendment No. 3 to

Intrepid Potash Credit Agreement

Annex A

FORM OF CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to Credit Agreement (the “Amendment”)  dated as of January 15, 2016 by and among INTREPID POTASH, INC. (the “Borrower”), each of the Lenders party to the Credit Agreement (defined below) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of August 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: January 15, 2016

(signature page follows)

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Reaffirmation to be executed by its officers thereunto duly authorized, as of the date first above written.

INTREPID POTASH — MOAB, LLC

By:	INTREPID POTASH, INC., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and
Chief Accounting Officer

INTREPID POTASH — WENDOVER, LLC

By:	INTREPID POTASH, INC., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and
Chief Accounting Officer

INTREPID POTASH — NEW MEXICO, LLC

By:	INTREPID POTASH, INC., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and
Chief Accounting Officer